

NetSol Technologies, Inc.

NasdaqCM: NTWK

B. Riley & Co. 8th Annual Las Vegas Investor Conference

March 14, 2007

Najeeb U. Ghauri
Chairman & Chief Executive Officer

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

Investment Highlights

- **Premier multinational end-to-end solutions provider of enterprise software and IT consulting services to the financial services industry**
- **Global footprint and market penetration**
  - Asia-Pacific
  - Europe/Middle East/Africa
  - North America
- **Compelling offshore business model, offering world-class technology expertise**
  - CMMi Level 5 Assessment (Software Engineering Institute, Carnegie Mellon)
  - ISO 9001
- **Marquee client base**
- **Robust sales pipeline and growing demand**
- **Experienced and incentivized management team**

netsol

Global Footprint and Market Penetration



Najeeb Ghauri
Chairman & CEO, NetSol Technologies, Inc.
UK & EMEA
▪ NetSol Technologies Ltd.
▪ NetSolCQ
Naeem Ghauri
President, NetSol Global Products & EMEA
CHINA
▪ NetSol CQ Ltd.
Representative Office
USA
▪ NetSol Technologies
▪ NetSol McCue Systems
PAKISTAN
▪ NetSol Technologies Ltd.
▪ NetSol Connect (Pvt.) Ltd.
▪ NetSol-TiG
Salim Ghauri
President, NetSol Asia Pacific
John McCue
President, NetSol North America
AUSTRALIA
▪ NetSol Abraxas (Pty) Ltd.

Compelling Offshore Business Model

- **Pakistan: one of the newest and fastest growing IT export markets in the world**
  - Significant cost arbitrage relative to India
  - Large pool of qualified, highly skilled IT developers and consultants
  - Motivated and supportive national government
    - Established Pakistan Software Export Board (PSEB) to build up IT industry
  - Tax incentives
    - 15 year tax holiday on IT exports and products
- **NetSol IT Village (Lahore): world-class facility and resources**
  - More than 600 IT professionals
  - Early mover advantage in Pakistan's nascent BPO/outsourcing market
  - Represents significantly lower start-up costs for captive BPO

World-Class Technology Processes


NetSol

CMMI® Maturity LEVEL 5

ISO International Organization for Standardization

NetSol's commitment to quality is demonstrated by its achievement of both SEI (Software Engineering Institute) CMMi (Capability Maturity Model) Level 5 assessment and ISO 9001 certification, a distinction shared by only 94 companies worldwide.

Blue Chip Client Base

YAMAHA

DAIMLERCHRYSLER

citigroup

TiG
The Innovation Group
driven by solutions

DOD GROUP

ICI

Investec

SCANIA

CISCO SYSTEMS

Capital One

CapitalStream

TOYOTA

intel
Alliance Partner

BANK OF SCOTLAND

Fiserv

CHASE

TIA
online.org

fAZI
FUZZY! Informatik AG

HYUNDAI

Mercedes-Benz

Key Equipment Finance

BTMU Capital Corporation
MUFG

BROADCASTLE
BANKING AND FINANCIAL SERVICES

netsol

Market Opportunity

Worldwide Offshore IT Services Export Share by Region was $9.8 billion in 2004



Middle East & Africa 2%
Canada 2%
China 3%
Other 2%
Latin America 4%
Phillippines 5%
Central & Eastern Europe 7%
India 75%

- Source: IDC

- **Global equipment leasing market is estimated to represent a $600 - $700 billion annual opportunity**

  - Sources: Lehman Bros. and Maxim Group

- **The U.S. accounts for nearly 1/3 of the global equipment leasing marketplace, with ~80% of U.S. companies leasing all or a portion of their equipment**

  - Source: Maxim Group

netsol

Growth Drivers

- **Companies looking at offshore development as strategic necessity to generate operational efficiencies**
  - Cost arbitrage with highest level of quality
- **Emerging growth opportunities in China and Southeast Asia**
  - China is currently is the Company's #1 revenue-generating market
- **Opportunity to cross-sell products and services to blue-chip customer base**
- **Emerging Pakistani IT software and services market**
  - CMMi Level 5 assessment and ISO 9001 certification
- **LeaseSoft and LeasePak are end-to-end solutions that are adaptable to retail and wholesale finance applications**

netsol

Growth Strategy

- **Enhance sales and marketing efforts in core markets (APAC, Europe and North America)**
- **Cross-sell and market BPO and IT consulting services to enterprise software customers**
- **Capitalize on significant offshore cost arbitrage**
  - Leverage IT brain trust and cost advantages of Lahore facility
- **Secure additional e-Governance contract with Pakistan (national) and Punjab (provincial) governments**
  - e-Government spending by Pakistan federal government is expected to range between US $75-80 million over the next three years
- **Leverage existing strategic alliances and form new partnerships**
- **Introduce new products and services to the market**

Competitive Differentiation

- **Functional depth**
  - Ability to accommodate many different styles of market competition, regulation, tax, insurance and audit requirements
- **Operational comprehensiveness**
  - End-to-end solutions that manage the full leasing lifecycle
  - Significant expertise in Open Source development
  - Extensive capabilities to provide value-added IT enabled services, business process outsourcing and maintenance of legacy applications
- **Web-enabled and Web-based technology**
  - The Internet is an increasingly important channel for sales, for the virtual extension of the enterprise and for inter-organizational collaboration
- **Reliability**
  - Proven ability to manage large asset volumes and large numbers of concurrent users

netsol

Core Business

- **Developer of end-to-end enterprise solutions**
  - Equipment and vehicle finance portfolio management solutions
  - Banking and insurance products
  - Online collaboration technologies & content management
  - Business intelligence & asset management solutions
  - Processes improvement & information security consulting
- **Provider of customized application development**
  - e-Government initiatives in Pakistan across open source and proprietary solutions
  - Business and IT consulting services for Fortune 500 client base
- **ISP provider in Pakistan**

Enterprise Software

Licensing, Service and Maintenance

- **LeaseSoft –** commercial finance applications
  - Sold in APAC and EMEA
  - China is #1 revenue generating market
- **LeasePak –** equipment and vehicle portfolio management solution
  - Product sold in North America
- **inBanking** – new product
  - End-to-end solution for front, middle and back-office treasury requirements


FLEXIBLE
SCALABLE
ROBUST
STABLE
AUTOMATION
leaseSoft


LeasePak

inBanking

netsol

LeaseSoft

- **End-to-end productivity suite for the captive finance industry**
  - Modular and scaleable asset-based solution that is adaptable to a specific industry sector
  - Streamlines the entire leasing/financing cycle
- **Three primary applications**
  - Credit Application Processing System (CAP)
  - Contract Management System (CMS)
  - Wholesale Finance System (WFS)
- **Eight years of development and approximately 1 million man hours invested in development of product**
- **Recognized as a Solutions Blueprint by Intel**
- **Current clients include: DaimlerChrysler, Toyota, Yamaha, etc.**

netsol

LeaseSoft – *Typical Functional Architecture*



Thin Clients for LeaseSoft ePOS (OS Independant)
Dealer/Wholesale
Auditor
Internet
Retailer
End Consumer
Call Center
Credit Rating Agency
Bank
Distributor/Manufacturer
WFS Application Server
ePOS,CAP,CMS Application Server
WFS
ePOS CAP CMS
Thick Clients on Win NT, Win 2000 or Win XP Pro
GL Interface Application
3rd Party Accounting System e.g. SAP
Thick Clients on Win NT, Win 2000 or Win XP Pro
Registration/ Legal Department
Red Book or Equivalent

...LeaseSoft is scaleable to the asset, loan, consumer and auto finance sectors

LeasePak

- **End-to-end asset finance accounting and portfolio management system**
  - Offers flexibility to streamline operations across the full lease lifecycle
  - Accurately tracks leases, loans and equipment from origination through end-of-term and disposition
  - Configured to handle unique tax and regulatory requirements of North America
- **Complement to LeaseSoft in the North American market**
  - Significant brand recognition in U.S. and Canada
- **Used by banks, leasing companies and manufacturers**
- **Current clients include: Cisco, Hyundai, ORIX, JP Morgan/Chase, Key Bank and Volkswagen Credit**


Web-Powered Information Sharing
Origination
Contract Management
Bank-Level Security Triple Audit Controls
LeasePak
Full Lifecycle Workflow Management
Asset Management
Portfolio Management
Open Systems Architecture

LeasePak – U.S. Sales Universe



Independents
Prospects: 200 - 300
Captives
Prospects: 200 to 300
Monitor 100
Banks
Prospects: App 120

Monitor 100	Total	LeasePak
Banks	49	8
Independents	22	
Captives	17	1
Other	12	
Total	100	9

*in*Banking

- **Newest enterprise software solution**
- **Designed for front, middle and back-office treasury requirements**
  - Provides risk management, credit control, pricing and rate feeds
  - Optimized to handle full suite of instruments, including:
    - Foreign exchange
    - Money market trading
    - Long-term securities
    - Financial futures
    - OTC derivatives and options and Exchange traded options
- **Complete replacement system based on Microsoft (.Net) framework**
- **Currently in beta-testing phase**

netsol

Outsourcing, Business & IT Consulting Services

- **Customized application development**
  - SDLC analysis, design, implementation and testing
- **Network infrastructure management**
- **Data center management**
- **IT consulting**
  - Content Management
  - Asset Management
  - GIS Development
  - Open Source Development
- **Business intelligence**
- **Project management**
  - Program management of large-scale countrywide projects

netsol

Extended Innovation

TiG NetSol (Pvt) Ltd.

- **Extended Innovation – name of joint venture**
  - Alliance between NetSol and The Innovation Group ("TiG")
  - Focus on insurance IT services vertical
  - Organized in 2005 to better leverage intellectual resources for TiG clients
- **Marquee insurance clients serviced from Lahore facility**
  - Clients include: Hertz, AllState, Cendant and other global blue-chip insurance companies
- **Currently utilizing the resources of 75 developers with expertise in configuration, testing, business analysis and technical publication**
- **Robust pipeline of opportunities**
  - Expect to 50 developers to team by end of FY'07 to accommodate additional business

Financials

Income Statement Highlights

All numbers in thousands

PERIOD ENDING	12/31/06	9/30/06	6/30/06	3/31/06
Total Revenue	**$ 7,227**	**$ 5,863**	**$ 4,650**	**$ 5,046**
Cost of Revenue	3,586	2,812	3,058	2,319
Gross Profit	3,641	3,051	1,593	2,727
Operating Income or Loss	**$ 375**	**$ (159)**	**$ (1,488)**	**$ 269**
EBITDA	**$ 527***			
Minority Interest	(559)	(247)	(254)	(187)
Net Income	**$ (4,653)**	**$ (1,296)**	**$ (1,704)**	**$ 22**
Preferred Stock And Other Adjustments	(66)	-	-	-
Net Income Applicable To Common Shares	**$ (4,718)****	**$ (1,296)**	**$ (1,704)**	**$ 22**
EBITDA Per Share (basic and diluted)	**$ 0.03***			
Earnings (Loss) Per Share (basic and diluted)	**$ (0.27)****	**$ (0.08)**	**$ (0.11)**	**$ 0.00**

* Excludes one-time non-cash charge of $4.3 million

** Includes one-time non-cash charge of $4.3 million

Strong Annual Revenue Growth



$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
CAGR 49.5%
FYE 6/30/03
FYE 6/30/04
FYE 6/30/05
FYE 6/30/06
FYE 6/30/07 E

Revenue Mix



FY 2006 Revenue Mix
Software Development 65%
IT Consulting & Services 30%
ISP Provider 5%

Revenue by Division


$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
FYE 6/30/03
FYE 6/30/04
FYE 6/30/05
FYE 6/30/06
TOTAL US
TOTAL APAC
TOTAL UK

Total US does not include revenues from McCue Systems, which was acquired in June 2006.

Consolidated Balance Sheet Highlights

		December 31, 2006
ASSETS		
Current assets:		
Cash and cash equivalents	$ 2,707,147	
Accounts receivable, net of allowance for doubtful accounts of $106,0	8,305,346	
Revenues in excess of billings	6,492,027	
Other current assets	2,107,134	
Total current assets		19,611,654
Intangibles:		
Product licenses, renewals, enhancements, copyrights, trademarks, and tradenames, net	5,794,466	
Goodwill	6,092,906	
Total intangibles		14,662,099
Total assets		**$ 40,641,857**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 5,095,034	
Billings in excess of revenues	1,290,255	
Due to officers	400,533	
Dividend to preferred stockholders payable	65,598	
Loans payable, bank	1,229,911	
Total current liabilities		8,852,598
Total liabilities		**9,071,612**
Minority interest		2,432,891
Stockholders' equity:		
Total stockholders' equity		**29,137,354**
Total liabilities and stockholders' equity		**$ 40,641,857**

Capital Market Summary

Market/Symbol	NASDAQ : NTWK
Stock Price (as of 03-09-2007)	$1.67
Shares Outstanding	17.97 million
Market Capitalization	~$30 million
Float	9.3 million shares
Cash (as of 12-31-2006)	$2.7 million
Total Debt (as of 12-31-2006)	$2.2 million $219,000 = long-term leases
52-Week High/Low	$1.27 - $2.48
Fiscal Year End	June 30

netsol

Investment Summary

- **Premier global provider of enterprise software and services for the lease and captive finance industries**
  - Only company with dedicated offshore development resources specializing in equipment leasing
- **Compelling offshore business model**
- **Global operations and market penetration**
- **Blue-chip software client base**
  - Opportunity to cross market and sell IT services
- **Robust sales pipeline and growing demand**
- **Experienced and incentivized management team**

= Opportunity to enhance shareholder value

netsol



NetSol Technologies, Inc.

NasdaqCM: NTWK

Thank you

To learn more about NetSol Technologies, Inc., visit
www.netsoltek.com